SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 16, 2001

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)

         ITEM 5.  OTHER EVENTS.

         On April 16, 2001, Bank of America Corporation (the "Registrant") announced financial results for the first quarter ended March 31, 2001, reporting earnings of $ 1.87 billion and diluted earnings per common share of $ 1.15. A copy of the press release announcing the Registrant's results for the first quarter ended March 31, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated April 16, 2001 with respect to the Registrant's financial results for the first quarter ended March 31, 2001

         99.2 Supplemental Information prepared for use on April 16, 2001 in connection with financial results for the first quarter ended March 31, 2001


         ITEM 9.  REGULATION FD DISCLOSURE.

         On April 16, 2001, the Registrant held an investor conference and webcast to disclose financial results for the first quarter ended March 31, 2001. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information is presented as of April 16, 2001, and the Registrant does not assume any obligation to correct or update said information in the future.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            BANK OF AMERICA CORPORATION



                                            By:  /s/ Marc D. Oken
                                               ---------------------------------
                                                 Marc D. Oken
                                                 Executive Vice President and
                                                 Principal Financial Executive




Dated: April 16, 2001

                                  EXHIBIT INDEX


         EXHIBIT NO.       DESCRIPTION OF EXHIBIT

         99.1 Press Release dated April 16, 2001 with respect to the Registrant's financial results for the fourth quarter ended March 31, 2001

         99.2 Supplemental Information prepared for use on April 16, 2001 in connection with financial results for the first quarter ended March 31, 2001